UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 21, 2005


                        Exact name of registrants as specified in
   Commission         their charters, address of principal executive             IRS Employer
  File Number            offices and registrants' telephone number          Identification Number
----------------    ----------------------------------------------------    ---------------------
    1-14465                            IDACORP, Inc.                              82-0505802
     1-3198                         Idaho Power Company                           82-0130980
                                   1221 W. Idaho Street
                                   Boise, ID 83702-5627
                                      (208) 388-2200

                    State or Other Jurisdiction of Incorporation: Idaho

                                           None
-------------------------------------------------------------------------------------------------
                 Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
             ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On July 21, 2005, the Boards of Directors of IDACORP, Inc. and Idaho Power Company appointed Lori D. Smith as Acting Chief Financial Officer of IDACORP and Idaho Power while Darrel T. Anderson, Senior Vice President - Administrative Services and Chief Financial Officer, attends an advanced management program. Ms. Smith's appointment will be effective September 12, 2005, and she will have full power and authority to perform the duties of the Chief Financial Officer of IDACORP and Idaho Power until Mr. Anderson's return on November 7, 2005, when he will resume his duties and responsibilities.

Ms. Smith, age 44, has served as Vice President - Finance and Chief Risk Officer of IDACORP and Idaho Power since July 15, 2004. She will continue to serve in that capacity during Mr. Anderson's absence and after his return. From January 1, 2000 to July 15, 2004, Ms. Smith was Director of Strategic Analysis of Idaho Power.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  July 22, 2005

                                              IDACORP, Inc.

                                              By:    /s/ Darrel T. Anderson
                                                     ----------------------
                                                     Darrel T. Anderson
                                                     Senior Vice President -
                                                     Administrative Services
                                                     and Chief Financial Officer



                                              IDAHO POWER COMPANY

                                              By:    /s/ Darrel T. Anderson
                                                     ----------------------
                                                     Darrel T. Anderson
                                                     Senior Vice President -
                                                     Administrative Services
                                                     and Chief Financial Officer


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